Chautauqua Global Growth Fund
Schedule of Investments, September 30, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Apparel Retail
TJX Cos, Inc. (United States)	70,890	$3,945,029	3.8%
Application Software
Atlassian Corp. PLC (Australia) (1)	10,874	1,976,784	1.9%
Temenos Group AG (Switzerland) (2)	18,823	2,529,896	2.5%
		4,506,680	4.4%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	19,376	822,945	0.8%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	100,089	1,614,058	1.6%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	7,789	2,231,081	2.2%
Genmab A/S (Denmark) (1)(2)	13,696	4,970,356	4.8%
Incyte Corp. (United States) (1)	40,262	3,613,112	3.4%
Regeneron Pharmaceuticals, Inc. (United States) (1)	4,363	2,442,320	2.4%
		13,256,869	12.8%
Data Processing & Outsourced Services
MasterCard, Inc. - Class A (United States)	11,706	3,958,618	3.8%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	12,399,927	2,543,898	2.5%
DBS Group Holdings Ltd. (Singapore) (2)	154,348	2,269,125	2.2%
		4,813,023	4.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	28,414	1,128,472	1.1%
Education Services
TAL Education Group - ADR (China) (1)	52,552	3,996,054	3.9%
Electronic Equipment & Instruments
Coherent, Inc. (United States) (1)	5,187	575,394	0.6%
Keyence Corp. (Japan) (2)	4,271	1,996,604	1.9%
Universal Display Corp. (United States)	9,483	1,713,957	1.7%
		4,285,955	4.2%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	28,011	2,907,542	2.8%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	942,297	1,991,264	1.9%
Industrial Machinery
FANUC Corp. (Japan) (2)	10,069	1,932,398	1.9%
Information Technology
Constellation Software, Inc. (Canada)	2,575	2,861,363	2.8%
Interactive Media & Services
Alphabet, Inc. - Class A (United States) (1)	1,322	1,937,523	1.9%
Internet & Direct Marketing Retail
Prosus NV (Netherlands) (2)	33,047	3,050,345	3.0%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	6,864	2,017,879	2.0%
Amazon.com, Inc. (United States) (1)	621	1,955,361	1.9%
		3,973,240	3.9%
IT Services
Adyen NV (Netherlands) (1)(2)	1,867	3,443,672	3.3%
EPAM Systems, Inc. (United States) (1)	3,780	1,221,998	1.2%
Tata Consultancy Services Ltd. (India) (2)	103,496	3,501,521	3.4%
		8,167,191	7.9%
Life Sciences Tools & Services
Illumina, Inc. (United States) (1)	4,872	1,505,838	1.5%
Wuxi Biologics Cayman, Inc. (China) (1)(2)	122,496	3,002,140	2.9%
		4,507,978	4.4%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	4,301	1,266,511	1.2%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	69,331	2,511,862	2.4%
Pharmaceuticals
Bristol-Myers Squibb Company (United States)	13,729	827,721	0.8%
Novo Nordisk A/S - ADR (Denmark)	51,856	3,600,362	3.5%
		4,428,083	4.3%
Regional Banks
HDFC Bank Ltd. - ADR (India) (1)	54,022	2,698,939	2.6%
SVB Financial Group (United States) (1)	15,335	3,689,908	3.6%
		6,388,847	6.2%
Renewable Electricity
Brookfield Renewable Corp. (Canada)	41,085	2,407,581	2.3%
Semiconductor Equipment
ASML Holding NV (Netherlands)	5,164	1,906,910	1.8%
Semiconductors
AMS AG (Austria) (2)	43,116	974,739	0.9%
Nvidia Corp. (United States)	2,690	1,455,882	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	30,146	2,443,936	2.4%
		4,874,557	4.7%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel) (1)	7,912	1,885,825	1.8%
Software
Alteryx, Inc. (United States) (1)	8,083	917,825	0.9%
Total Common Stocks		100,244,548	97.2%
(Cost $76,650,028)

Rights
Pharmaceuticals
Bristol-Myers Squibb Company (United States) (1)	10,629	23,915	0.0%
Total Rights		23,915	0.0%
(Cost $28,900)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.07% (3)	2,458,370	2,458,370	2.4%
Total Short-Term Investment		2,458,370	2.4%
(Cost $2,458,370)
Total Investments		102,726,833	99.6%
(Cost $79,137,298)
Other Assets in Excess of Liabilities		452,485	0.4%
TOTAL NET ASSETS		$103,179,318	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Country Allocation
Country	Percentage
Australia	1.9%
Austria	1.0%
Canada	9.2%
China	14.5%
Denmark	8.3%
India	6.0%
Indonesia	2.5%
Israel	1.8%
Japan	4.9%
Netherlands	8.2%
Singapore	2.2%
Switzerland	3.3%
Taiwan	2.4%
United States	31.4%
Cash	2.4%

Chautauqua Global Growth Fund
Schedule of Investments, September 30, 2020 (Unaudited)
Summary of Fair Value Exposure at September 30, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$64,473,115	$35,771,433	$–	$100,244,548
Total Equity	64,473,115	35,771,433	–	100,244,548
Rights
Rights	23,915	–	–	23,915
Total Rights	23,915	–	–	23,915
Short-Term Investment
Money Market Mutual Fund	2,458,370	–	–	2,458,370
Total Short-Term Investment	2,458,370	–	–	2,458,370
Total Investments*	$66,955,400	$35,771,433	$–	$102,726,833

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.